77O Transactions effected pursuant to Rule 10f-3
Colonial New York Insured Municipal Fund (Fund)

On October 28, 2004, Colonial New York Insured Muni Fund (Fund) purchased 100,000 par value of bonds of Sales Tax Asset Recievable (Securities) for a total purchase price of $104,707.00 from RBC Dain Rauscher pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On October 28, 2004, Colonial New York Insured Muni Fund (Fund) purchased 200,000 par value of bonds of Sales Tax Asset Recievable (Securities) for a total purchase price of $209,414.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On October 28, 2004, Colonial New York Insured Muni Fund (Fund) purchased 500,000 par value of bonds of Sales Tax Asset Recievable (Securities) for a total purchase price of $523,535.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar unde rwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On October 28, 2004, Colonial New York Insured Muni Fund (Fund) purchased 200,000 par value of bonds of Sales Tax Asset Recievable (Securities) for a total purchase price of $209,414.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On November 23, 2004, Colonial New York Insured Muni Fund (Fund) purchased 200,000 par value of bonds of New York NY City Municipal Water Fin (Securities) for a total purchase price of $211,464.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On November  23, 2004,  Colonial  New York  Insured  Muni Fund (Fund)  purchased
100,000 par value of bonds of New York NY City Mun Wtr Fin wsw` sqasa(Securities) for a total purchase price of $105,732.00 from First Albany Capital Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On November 23, 2004, Colonial New York Insured Muni Fund (Fund) purchased 100,000 par value of bonds of New York NY City Mun Wtr Fin (Securities) for a total purchase price of $105,732.00 from RBC Dain Rauscher pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On November 23, 2004, Colonial New York Insured Muni Fund (Fund) purchased 500,000 par value of bonds of New York NY City Municipal Water Fin (Securities) for a total purchase price of $528,660.00 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On November 23, 2004, Colonial New York Insured Muni Fund (Fund) purchased 100,000 par value of bonds of New York NY City Municipal Water Fin (Securities) for a total purchase price of $105,732.00 from UBS Financial Services pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.